Exhibit 28



                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                            EMPLOYEES REPRESENTED BY
                             IBEW SYSTEM COUNCIL U-3


                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               For the years ended
                           December 31, 1999 and 1998